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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each undersigned director of ECONOPHONE, INC., a Delaware corporation, which intends to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the year ended December 31, 1997, hereby constitutes and appoints ALFRED WEST, ALAN L. LEVY and RICHARD L. SHORTEN his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign such Annual Report and any and all amendments thereto, and to file such Annual Report and any and all amendments thereto with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all other acts and things requisite and necessary or advisable in connection with such Annual Report, and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 30th day of March, 1998.

                                          /s/ Alfred West
                                          --------------------------------------
                                          Alfred West

                                          /s/ Alan L. Levy
                                          --------------------------------------
                                          Alan L. Levy

                                          /s/ Gary S. Bondi
                                          --------------------------------------
                                          Gary S. Bondi

                                          --------------------------------------
                                          Steven West

                                          /s/ Stephen Munger
                                          --------------------------------------
                                          Stephen Munger